Dreyfus Premier
California Municipal
Bond Fund



SEMIANNUAL REPORT July 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                 Dreyfus Premier California Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier California Municipal Bond Fund, covering the six-month period from February 1, 2002 through July 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

Although the stock market's volatility has dominated the financial headlines lately, the municipal bond market has continued to produce relatively attractive returns. Prices of high quality tax-exempt bonds have generally rallied as investors pushed back their expectations of the timing of interest-rate hikes. On the other hand, the war on terrorism, instability in the Middle East and South Asia, and new disclosures of questionable accounting practices among U.S. corporations have generally hurt bonds that are credit sensitive, such as lower rated municipal bonds.

As a proven investment leader with over 50 years of experience, we approach the financial markets from a fundamental perspective. We believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that an expansion of economic activity and profits is likely. In addition, the reliability of financial statements, which has weighed heavily on the markets so far in 2002, should improve in 2003 and 2004.

Nonetheless, the short-term movements of stocks and bonds remain impossible to predict. In our view, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor, who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective and rational view of market fundamentals.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Premier California Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended July 31, 2002, the fund achieved a total return of 3.62% for Class A shares, 3.36% for Class B shares and 3.24% for Class C shares.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  4.17%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper California Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 3.10%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's strong performance to two primary factors. First, municipal bonds generally benefited from surging demand from investors seeking a more stable alternative to the stock market. Second, the fund's focus on income-oriented bonds helped boost returns and reduce price fluctuations in a volatile market, allowing it to outperform its Lipper category average.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and California state personal income taxes as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, the creditworthiness of its issuer and any provisions for early redemption.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about eight years, which is consistent with the fund's peer group.

What other factors influenced the fund's performance?

During the reporting period, municipal bonds in California and most other states posted highly competitive returns in a market characterized by ongoing economic uncertainty, changing interest-rate expectations and a sharply declining stock market. As a result of these concerns, investors flocked to municipal bonds in a "flight to quality" that caused demand for tax-exempt securities to surge and their prices to rise. When bond prices rise, their yields generally fall.

In addition, the combination of a faltering U.S. economy and low interest rates caused the national supply of newly issued municipal bonds to rise sharply. However, the supply of California bonds rose only slightly. That's because the state has been planning a series of sizeable bond issues that is designed to reimburse its general fund for outlays related to the purchase of electricity from out-of-state producers during the 2001 energy crisis. With such a large volume of new bonds expected, the state and other California issuers have delayed some of their own financing activities until the temporary surge in supply has been absorbed. Consequently, during the reporting period, demand for California bonds generally outpaced supply, which caused bond prices to rise even further.

We adopted a cautious approach to managing the fund in this volatile market environment. With yields near historical lows, we focused primarily on income-oriented bonds, enabling us to capture higher income levels overall. In addition, income-oriented bonds were in great demand from individual investors, helping to ensure ready liq uidity and attractive prices when the time came to sell. Bonds with maturities of 18 to 22 years were particularly attractive to buyers, so we tended to focus on bonds in that range.

We also heightened our focus on credit quality. Because the 2001 recession adversely affected state income and capital gains tax revenues, we generally avoided direct obligations of the California state government. Instead, we turned to bonds from local issuers with stronger fiscal outlooks.

What is the fund's current strategy?

We have remained fully invested in California tax-exempt bonds while we and other investors wait for the large volume of issuance designed to finance last year' s energy-related outlays. These bonds are expected sometime before the end of 2002. Although they have not yet been priced or rated and remain subject to various political uncertainties, we believe that these bonds are likely to feature competitively high yields in order to attract interest from investors not just in California, but throughout the United States.

In the meantime, we have continued to maintain a relatively conservative strategy that emphasizes current income amid ongoing economic uncertainty.

August 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund



STATEMENT OF INVESTMENTS

July 31, 2002 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.4%                                                        Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--88.9%

Abag Finance Authority for Nonprofit Corporations, Revenue:

  Multi Family Housing

      (Central Park Apartments) 5.50%, 7/1/2019                                               1,010,000                1,039,977

   (Sansum-Santa Barbara Medical) 5.50%, 4/1/2021                                             1,500,000                1,537,740

Alameda Corridor Transportation Authority, Revenue

   Zero Coupon, 10/1/2033 (Insured; MBIA)                                                     2,500,000                  434,375

Alameda County, COP 7.77%, 12/1/2013                                                          5,000,000  (a,b)         6,080,950

State of California:

   6.125%, 10/1/2011 (Insured; FGIC)                                                          2,875,000                3,422,515

   8.589%, 10/1/2013                                                                          5,000,000  (a,b)         6,197,750

California Health Facilities Financing Authority, Revenue

   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             5,210,000                5,590,799

California Housing Finance Agency,
   Home Mortgage Revenue:

      6.15%, 8/1/2016                                                                         3,000,000                3,176,070

      6.70%, 8/1/2025                                                                           195,000                  195,000

California Pollution Control Financing Authority, PCR

   (Southern California Edison Co.) 7%, 2/28/2008                                             2,000,000                2,049,760

California Public Works Board, LR

   (Secretary of State) 6.50%, 12/1/2008 (Insured; AMBAC)                                     1,400,000                1,668,632

California Statewide Communities Development Authority:

  COP (Motion Picture and TV Fund)

      6.45%, 1/1/2022 (Insured; AMBAC)                                                        2,500,000                2,648,975

   LR (United Airlines Inc.)

      5.70%, 10/1/2033 (Guaranteed; United Airlines Inc.)                                     3,250,000                1,226,940

Capistrano Unified School District (Unified School Facilities

  Improvement District Number 1)

   6%, 8/1/2024 (Insured; FGIC)                                                               2,075,000                2,287,148

Central California Joint Powers Health Financing Authority,

  COP (Community Hospitals of Central California):

      6%, 2/1/2030                                                                            2,000,000                2,053,140

      5.75%, 2/1/2031                                                                         3,500,000                3,516,275

Chafey California Unified High School District

   5.375%, 5/1/2023 (Insured; FSA)                                                            2,000,000                2,089,560

Contra Costa County Water District, Water Revenue

   6%, 10/1/2011 (Insured; MBIA)                                                              1,475,000                1,640,790

Cucamonga County Water District, COP

   5.25%, 9/1/2025 (Insured; FGIC)                                                            4,550,000                4,651,692

Delano, COP (Delano Regional Medical Center)

   5.25%, 1/1/2018                                                                            3,500,000                3,231,550


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Escondido Improvement Board 5.70%, 9/2/2026                                                     975,000                  973,294

Fullerton California Community Facilities District No. 1,

   Special Tax (Amerige Heights) 6.10%, 9/1/2002                                              1,000,000                1,002,400

High Desert Memorial Health Care District, Revenue

   5.40%, 10/1/2011                                                                           2,500,000                2,511,500

Madera County, COP (Valley Children's Hospital)

   6.50%, 3/15/2009 (Insured; MBIA)                                                           3,370,000                4,001,134

Murrieta Unified School District

   Zero Coupon, 9/1/2021 (Insured; FGIC)                                                      4,950,000                1,785,613

Napa County Flood Protection and Watershed Improvement

   Authority 5%, 6/15/2018 (Insured; FGIC)                                                    5,000,000                5,158,900

Natamos Unified School District

   5.95%, 9/1/2021 (Insured; MBIA)                                                            2,500,000                2,894,575

Northern California Power Agency, Public Power Revenue

  (Hydroelectric Project No. 1)

   6.30%, 7/1/2018 (Insured; MBIA)                                                            6,000,000                7,267,620

Orange County Community Facilities, District Special Tax

   (Ladera Ranch) 6%, 8/15/2032                                                               1,000,000                1,010,030

Riverside County, SFMR 7.80%, 5/1/2021                                                        1,250,000                1,675,325

Sacramento County Sanitation District Financing

   Authority, Revenue 5.50%, 12/1/2017 (Insured; AMBAC)                                       2,530,000                2,857,483

San Diego County, COP (Burnham Institute)

   6.25%, 9/1/2029                                                                            2,800,000                2,898,812

San Diego Unified School District

   Zero Coupon 7/1/2017 (Insured; FGIC)                                                       2,325,000                1,113,814

San Francisco City and County, COP (Bruno Jail #3)

   5.25%, 10/1/2021 (Insured; AMBAC)                                                          2,985,000                3,075,684

San Joaquin Hills Transportation Corridor Agency, Toll

   Road Revenue 5.50%, 1/15/2028                                                              6,600,000                6,550,632

San Mateo County Transportation
   District, Sales Tax Revenue

   5%, 6/1/2019 (Insured; FSA)                                                                5,555,000                5,688,098

Santa Maria Joint United High School District

   5.25%, 8/1/2025 (Insured; FSA)                                                             1,430,000                1,485,041

Santa Monica-Malibu Unified School District

   5.25%, 8/1/2018                                                                            3,725,000                4,083,718

West Covina Redevelopment Agency, Community Facilities

   District Special Tax 6%, 9/1/2022                                                          3,000,000                3,395,790

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--9.5%

Puerto Rico Commonwealth Highway and Transportation

   Authority, Revenue 5.50%, 7/1/2013 (Insured; MBIA)                                         4,750,000                5,445,305

Puerto Rico Commonwealth Infrastructure Financing

   Authority 5.50%, 10/1/2032                                                                 2,525,000                2,660,012

Virgin Islands Public Finance Authority, Revenue

   7.30%, 10/1/2018                                                                           3,100,000                4,031,116
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $120,267,664)                                                              98.4%             126,305,534

CASH AND RECEIVABLES (NET)                                                                          1.6%               2,068,816

NET ASSETS                                                                                        100.0%             128,374,350


Summary of Abbreviations

AMBAC                American Municipal Bond
                         Assurance Corporation

COP                  Certificate of Participation

FGIC                 Financial Guaranty Insurance
                         Company

FSA                  Financial Security Assurance

LR                   Lease Revenue

MBIA                 Municipal Bond Investors Assurance
                         Insurance Corporation

PCR                  Pollution Control Revenue

SFMR                 Single Family Mortgage Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              63.6

AA                               Aa                              AA                                                8.6

A                                A                               A                                                 6.5

BBB                              Baa                             BBB                                              14.4

BB                               Ba                              BB                                                1.6

B                                B                               B                                                 1.0

Not Rated (c)                    Not Rated( c)                   Not Rated (c)                                     4.3

                                                                                                                 100.0

(A)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 2002,
     THESE SECURITIES AMOUNTED TO $12,278,700 OR 9.6% OF NET ASSETS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2002 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           120,267,664  126,305,534

Cash                                                                   487,002

Interest receivable                                                  1,877,189

Receivable for shares of Beneficial Interest subscribed                  5,000

Prepaid expenses                                                        14,057

                                                                   128,688,782
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           95,309

Payable for shares of Beneficial Interest redeemed                     187,905

Accrued expenses                                                        31,218

                                                                       314,432
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     128,374,350
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    126,035,191

Accumulated undistributed investment income--net                        26,074

Accumulated net realized gain (loss) on investments                 (3,724,785)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      6,037,870
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     128,374,350

NET ASSET VALUE PER SHARE

                                                                              Class A                Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                           111,697,144             14,724,008              1,953,198

Shares Outstanding                                                         9,030,236              1,190,320                157,314
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                  12.37                  12.37                  12.42

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended July 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,498,765

EXPENSES:

Management fee--Note 3(a)                                              349,339

Shareholder servicing costs--Note 3(c)                                 190,818

Distribution fees--Note 3(b)                                            40,757

Professional fees                                                       14,878

Registration fees                                                       14,530

Prospectus and shareholders' reports                                     9,331

Custodian fees                                                           9,165

Trustees' fees and expenses--Note 3(d)                                   3,616

Loan commitment fees--Note 2                                               450

Miscellaneous                                                            4,883

TOTAL EXPENSES                                                         637,767

INVESTMENT INCOME--NET                                               2,860,998
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                158,050

Net unrealized appreciation (depreciation) on investments            1,423,428

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,581,478

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,442,476

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            July 31, 2002            Year Ended
                                               (Unaudited)     January 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,860,998           5,772,100

Net realized gain (loss) on investments           158,050            (503,873)

Net unrealized appreciation
   (depreciation) on investments                1,423,428             (65,605)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,442,476           5,202,622
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,544,969)         (5,180,640)

Class B shares                                   (276,761)           (516,405)

Class C shares                                    (33,001)            (60,727)

TOTAL DIVIDENDS                                (2,854,731)         (5,757,772)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  7,819,077          20,218,860

Class B shares                                  3,254,647           5,460,273

Class C shares                                    625,608             303,927

Dividends reinvested:

Class A shares                                  1,289,792           2,628,806

Class B shares                                    131,941             239,280

Class C shares                                      5,673              20,899

Cost of shares redeemed:

Class A shares                                (14,093,345)        (26,174,921)

Class B shares                                 (2,156,855)         (4,514,044)

Class C shares                                   (117,150)           (459,903)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (3,240,612)         (2,276,823)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,652,867)         (2,831,973)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           130,027,217         132,859,190

END OF PERIOD                                 128,374,350         130,027,217

Undistributed investment income--net               26,074              19,807


                                         Six Months Ended
                                            July 31, 2002            Year Ended
                                               (Unaudited)     January 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       641,588            1,645,296

Shares issued for dividends reinvested            105,658              214,464

Shares redeemed                                (1,156,886)          (2,132,118)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (409,640)            (272,358)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       265,915              444,087

Shares issued for dividends reinvested             10,805               19,508

Shares redeemed                                  (176,998)            (364,824)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      99,722               98,771
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        51,071               24,818

Shares issued for dividends reinvested                463                1,697

Shares redeemed                                    (9,539)             (37,724)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      41,995              (11,209)

(A) DURING THE PERIOD ENDED JULY 31, 2002, 40,158 CLASS B SHARES REPRESENTING $490,053 WERE AUTOMATICALLY CONVERTED TO 40,158 CLASS A SHARES AND DURING THE PERIOD ENDED JANUARY 31, 2002, 187,240 CLASS B SHARES REPRESENTING $2,312,084 WERE AUTOMATICALLY CONVERTED TO 187,275 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                             July 31, 2002                                 Year Ended January 31,
                                                                --------------------------------------------------------------------
CLASS A SHARES                                 (Unaudited)             2002(a)         2001          2000         1999        1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.21            12.27           11.13         12.78        13.00      12.58

Investment Operations:

Investment income--net                                 .28(b)           .54(b)          .55           .54          .56        .60

Net realized and unrealized
   gain (loss) on investments                          .16             (.06)           1.14         (1.59)         .12        .53

Total from Investment Operations                       .44              .48            1.69         (1.05)         .68       1.13

Distributions:

Dividends from investment
   income--net                                        (.28)            (.54)           (.55)         (.54)        (.56)      (.61)

Dividends from net realized
   gain on investments                                  --               --              --          (.06)        (.34)      (.10)

Total Distributions                                   (.28)            (.54)           (.55)         (.60)        (.90)      (.71)

Net asset value, end of period                       12.37            12.21           12.27         11.13        12.78      13.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                  3.62(d)          4.00           15.54         (8.42)        5.39       9.27
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .94(e)           .93             .95           .95          .94        .95

Ratio of net investment income

   to average net assets                              4.57(e)          4.43            4.71          4.47         4.36       4.71

Decrease reflected in

  above expense ratios

   due to undertakings by
   The Dreyfus Corporation                              --              .00(f)          .01            --           --         --

Portfolio Turnover Rate                               5.97(d)         33.88           12.58         54.74       101.36     103.75
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                     111,697          115,294         119,130       115,926      144,855    152,416

(A)  AS  REQUIRED,  EFFECTIVE  FEBRUARY  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     JANUARY  31,  2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME  PER SHARE AND
     DECREASE NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE
     BY LESS  THAN  $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT  INCOME TO
     AVERAGE   NET   ASSETS   FROM   4.42%  TO  4.43%.   PER   SHARE   DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO  FEBRUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

(F)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                             July 31, 2002                                  Year Ended January 31,
                                                                --------------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)            2002(a)          2001          2000      1999        1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.21            12.27            11.14         12.79        13.01     12.59

Investment Operations:

Investment income--net                                 .24(b)           .48(b)           .49           .47          .50       .53

Net realized and unrealized
   gain (loss) on investments                          .17             (.06)            1.13         (1.59)         .12       .53

Total from Investment Operations                       .41              .42             1.62         (1.12)         .62      1.06

Distributions:

Dividends from investment
   income--net                                        (.25)            (.48)            (.49)         (.47)        (.50)     (.54)

Dividends from net realized
   gain on investments                                  --               --               --          (.06)        (.34)     (.10)

Total Distributions                                   (.25)            (.48)            (.49)         (.53)        (.84)     (.64)

Net asset value, end of period                       12.37            12.21            12.27         11.14        12.79     13.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                  3.36(d)          3.48            14.86         (8.89)        4.86      8.69
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.44(e)          1.43             1.45          1.46         1.45      1.46

Ratio of net investment income

   to average net assets                              4.05(e)          3.90             4.21          3.92         3.85      4.18

Decrease reflected in

  above expense ratios

   due to undertakings by
   The Dreyfus Corporation                              --              .00(f)           .02            --           --        --

Portfolio Turnover Rate                               5.97(d)         33.88            12.58         54.74       101.36    103.75
------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      14,724           13,320           12,171        13,518       23,810    24,942

(A)  AS  REQUIRED,  EFFECTIVE  FEBRUARY  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     JANUARY  31,  2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME  PER SHARE AND
     DECREASE NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE
     BY LESS  THAN  $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT  INCOME TO
     AVERAGE   NET   ASSETS   FROM   3.89%  TO  3.90%.   PER   SHARE   DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO  FEBRUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

(F)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                             July 31, 2002                                  Year Ended January 31,
                                                                --------------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)            2002(a)         2001          2000        1999        1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.26            12.31           11.17         12.82       13.04       12.61

Investment Operations:

Investment income--net                                 .23(b)           .46(b)          .47           .45         .47         .50

Net realized and unrealized
   gain (loss) on investments                          .16             (.06)           1.14         (1.59)        .12         .53

Total from Investment Operations                       .39              .40            1.61         (1.14)        .59        1.03

Distributions:

Dividends from investment
   income--net                                        (.23)            (.45)           (.47)         (.45)       (.47)       (.50)

Dividends from net realized
   gain on investments                                  --               --              --          (.06)       (.34)       (.10)

Total Distributions                                   (.23)            (.45)          (.47)          (.51)       (.81)       (.60)

Net asset value, end of period                       12.42            12.26          12.31          11.17       12.82       13.04
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                  3.24(d)          3.32          14.64          (9.07)       4.63        8.42
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.68(e)          1.67           1.69           1.70        1.67        1.68

Ratio of net investment income

   to average net assets                              3.80(e)          3.68           3.95           3.73        3.68        3.92

Decrease reflected in

  above expense ratios

   due to undertakings by
   The Dreyfus Corporation                              --              .00(f)         .02             --          --          --

Portfolio Turnover Rate                               5.97(d)         33.88          12.58          54.74      101.36      103.75
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                       1,953            1,414          1,558          1,169       1,236       1,135

(A)  AS  REQUIRED,  EFFECTIVE  FEBRUARY  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     JANUARY  31,  2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME  PER SHARE AND
     DECREASE NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE
     BY LESS  THAN  $.01 AND  INCREASE  THE  RATIO OF NET  INVESTMENT  INCOME TO
     AVERAGE   NET   ASSETS   FROM   3.67%  TO  3.68%.   PER   SHARE   DATA  AND
     RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO  FEBRUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

(F)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier California Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The fund's investment objective is to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $3,962,263 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 2002. If not applied, $885,380 of the carryover expires in fiscal 2008, $2,576,033 expires in fiscal 2009 and $500,850 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal period ended January 31, 2002 was as follows: tax exempt income $5,757,772. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended July 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

During the period ended July 31, 2002, the Distributor retained $3,258 from commissions earned on sales of the fund's Class A shares and $26,213 and $0 from contingent deferred sales charges on redemptions on the fund's Class B and Class C shares, respectively.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended July 31, 2002, Class B and Class C shares were charged $34,230 and $6,527, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2002, Class A, Class B and Class C shares were charged $139,499, $17,115 and $2,176, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2002, the fund was charged $24,239 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended July 31, 2002, amounted to $7,544,120 and $10,066,825, respectively.

At  July  31,  2002,  accumulated net unrealized appreciation on investments was
$6,037,870,   consisting   of   $8,504,084  gross  unrealized  appreciation  and
$2,466,214 gross unrealized depreciation.

At July 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

                   For More Information

                        Dreyfus Premier California Municipal Bond Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE Call
your financial representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  023SA0702